NEWS RELEASE

Silver Star Properties Provides Corporate Update

HOUSTON – April 15, 2024 – Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”), a self-managed real estate investment trust currently repositioning into the self-storage asset class, announced today that it is providing a general corporate update regarding various ongoing matters and activities. As previously disclosed, the Company was unable to timely file its annual report on Form 10-K for the year ended December 31, 2023 because it continues to diligently search for a new independent auditor. The Company is hopeful that a new auditor can be engaged in the near future and that its annual report, including audited financial statements and related disclosures, can be completed and publicly filed. In the meantime, the Company is providing this update to apprise investors about the following developments and activities.
Southern Star
The Company is continuing an examination of the current operations of its recently acquired subsidiary, Southern Star Self Storage Investment Company (“Southern Star”). Based on an initial review, and subject to more extensive review and analysis, Southern Star is experiencing operating and management difficulties with respect to the operations of four Southern Star-sponsored Delaware Statutory Trusts (DSTs) that own income-producing self-storage assets. In connection with the Company’s acquisition of Southern Star on May 5, 2023, Southern Star was designed, at the behest of its management, to operate in a largely autonomous manner, notwithstanding the consolidated accounting treatment of its financial results with those of the Company. Effective immediately, however, the Company is taking charge of Southern Star’s day-to-day operations by placing David Wheeler, the Company’s President and Chief Operating Officer, in charge of those operations. Gerald Haddock, the Company’s CEO and Executive Chair, and the rest of Silver Star’s management team, together with Mr. Wheeler, will be conducting a strategic review of Southern Star and alternatives to maximize its value going forward. Subject to further review and analysis, the Company intends to consider various alternatives, including the possible sale of Southern Star, the sale of specific assets within individual DSTs and dissolution of the respective trusts, and/or the outsourcing of various aspects of Southern Star’s operations. Mr. Haddock stated that “as soon as the Company develops information regarding the future direction and strategy for Southern Star, we will update investors as appropriate.”
Hartman Litigation and Shareholder Consent Solicitation
As previously disclosed, Allen Hartman (“Hartman”) has been engaged in litigation against the Company following his termination as Chairman and CEO of Silver Star back in October 2022. By way of background, the members of the Company’s current Executive Committee, Gerald Haddock, Jack Tompkins and James Still, were all selected by Hartman to join the Company’s board as independent directors. Also as previously disclosed, following the independent directors’ discovery of inadvisable business practices and failure to observe good corporate governance principles under Hartman’s period of leadership, and Hartman’s refusal to take necessary remedial actions, he was removed as Chairman and CEO. Since that time, he has pursued litigation against the Company in various forums in what is essentially an ongoing fight for Hartman’s personal control of the Company. Among other things, Hartman has challenged a Company bylaw amendment that allowed its stockholders to act by written consent in lieu of an annual meeting of shareholders. Under this new bylaw, and as fully disclosed under the SEC’s proxy rules, the Company undertook a consent solicitation to re-elect the three existing members of the Executive Committee to the Board. On the day the period for this consent solicitation was set to expire, January 29, 2024, Hartman obtained a preliminary injunction from a Baltimore City, Maryland trial judge which halted, pending final decision on the issues, the Company from tabulating the voting results of the consent solicitation, although leaving undisturbed the power and authority of the Executive Committee to otherwise manage the Company. The Company appealed the trial judge’s decision, but cannot predict when the appeals court will rule on this appeal or the likely outcome of that appeal. Meanwhile, Hartman has filed a Fourth Amended Complaint against the Company in the Baltimore City trial court. That Court has issued an amended Scheduling Order and reserved five days in September 2024 “for hearings on dispositive motions, motions in limine, and trial.”  The discovery cut-off for these proceedings is July 26, 2024, and the dispositive motions deadline is August 16, 2024.  The Company believes Hartman’s Fourth Amended Complaint is further evidence that he is trying to force management and the Board to liquidate the Company in an inadvisable manner. The Executive Committee remains steadfast in its belief that Hartman’s arguments and positions are misplaced and not in the best interests of the Company’s shareholders. The Company does not expect that these matters involving Hartman will be fully and finally resolved until 2025 and there can be no assurance as to their actual date of resolution or the ultimate outcome of that resolution.
The Company is continuing to execute the Board’s reasoned and thoughtfully considered strategy of pivoting into the self-storage space, a strategy which has been embraced by the Company’s newly obtained lenders, which, as disclosed in a press release dated March 28, 2024, have loaned $135 million to the Company’s principal operating subsidiary and enabled it to exit from Chapter 11 bankruptcy. In executing this strategy, the Company is negotiating sales of legacy assets in order to reduce debt and acquire self-storage assets. The Company is continually evaluating each of its legacy assets in order to maximize shareholder value. It is not now and will not be the Company’s policy to dispose of any asset for less than its maximum determinable value and the Company may retain any legacy assets that management and the Executive Committee determine are expected to maximize earnings and value.
FINRA Developments; Pursuit of Liquidity Options
On April 12, 2024, the Company received a notification from FINRA informing the Company of the assignment of an Over-the-Counter trading symbol of SLVS for the common shares of Silver Star Properties REIT, Inc. The notice, provided as a courtesy and not at the Company’s request, advises the Company to review any legal implications which the assignment of a trading symbol may have on the Company. Counsel for the Company is evaluating whether or not the Company may be subject to FINRA rules as a result of this development and potential implications thereof. Upon completion of such review, the Company will undertake such further actions as may be necessary and in the best interests of shareholders. The Company has suspended trading in its common stock on the LODAS exchange, effective as of April 12, 2024, until such time that the Company has assessed any FINRA rules it may be subject to and any implications thereof.
In furtherance of the Company’s long-standing intention and efforts to generally seek liquidity for the Company’s shareholders by obtaining an exchange listing, the Company also has evaluated and continues to evaluate various other options, including a public offering and listing of the common stock on an exchange or admission to over-the-counter (OTC) trading, a listing or admission to OTC trading only without a public offering, and merger and/or acquisition opportunities.
    Shareholder Rights Plan Developments
As previously disclosed, the Company adopted a shareholder rights plan (the “Rights Plan”) in August 2023, and in January 2024, the Executive Committee determined that a triggering event had occurred under the Rights Plan by virtue of the ownership stake held by Hartman and his affiliates. As a result of the triggering event, each right of non-affected shareholders was redeemed in exchange for one share of Company common stock. The rights held by Hartman and other parties responsible for the triggering event became void under the terms of the Rights Plan. The Rights Plan is an issue in the Maryland litigation brought by Hartman, as referred to above. If Hartman were to prevail in his efforts to set aside or invalidate the Rights Plan, the Company believes further legal action could ensue to unwind the issuance of common shares under the Rights Plan or to cause the issuance of additional common shares to Hartman, which would be dilutive to other shareholders. Moreover, the Company believes Hartman could attempt further action to prevent other Company shareholders from receiving benefits under the Rights Plan that resulted from Hartman and his affiliates causing the triggering event described above. No assurances can be given with respect to the ultimate outcome of the litigation and disputes with Hartman, including possible effects on the Rights Plan and common shares issued thereunder. Management and the Executive Committee continue to believe that the actions taken by the Company in adopting and implementing the Rights Plan were undertaken with sound business judgement and proper legal authority.
SEC Investigation
As previously disclosed, the Company received a subpoena from the Enforcement Division of SEC on February 2, 2024 seeking various documents and information. The Company is in the process of complying with this subpoena. Although the Company has received no formal notice that it will become the subject of an SEC enforcement action, as with the other items discussed in this Press Release, the Company can provide no assurance as to the eventual outcome of this matter or the timing thereof.

Contact:
Investor and Media Relations
press@silverstarreit.com
1-877-734-8876
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Forward-Looking Statements: This press release contains a number of forward-looking statements. Because such statements include a number of risks, uncertainties, and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements, and investors should not place undue reliance on any such statements. Forward-looking statements can often be identified by words such as “continues,” “can,” expect,” “intend,” “will,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s search for a new auditor and its hope that a new auditor can be engaged in the near future and that its annual report on Form 10-K can be completed and publicly filed; the continuation of the examination of the current operations of Southern Star; the Company’s intent to consider various alternatives, including the possible sale of Southern Star, the sale of specific assets within individual DSTs and dissolution of the respective trusts, and/or the outsourcing of various aspects of Southern Star’s operations; the Company’s plan to update investors with respect to the status of Southern Star as appropriate; the Company’s expectations and beliefs regarding the Hartman litigation; the timing and ultimate resolution of the various litigation, fight for corporate control and other matters involving Hartman; the continued execution of the Company’s strategy of pivoting into the self-storage space; the Company’s continual evaluation of its legacy assets in order to maximize shareholder value; the Company’s policy to not dispose of any asset for less than its maximum determinable value and to maximize earnings and value; the implications to the Company of the assignment of an OTC trading symbol for its common stock; whether the Company may be subject to certain FINRA rules; any actions the Company may need to take to comply with any FINRA rules; the Company’s continual evaluation of various options to provide greater shareholder liquidity, including its intention to seek listing of its common stock on a securities exchange or admission to over-the-counter trading, a public offering, a listing of the common stock on an exchange or admission to OTC trading without a public offering, and merger and/or acquisition opportunities; the Company’s belief that further legal action could ensue to unwind the issuance of common shares under the Rights Plan if Hartman prevails in his efforts to set aside or invalidate the Rights Plan or to cause the dilutive issuance of additional common shares to Hartman, as well as any further action Hartman may take to prevent other Company shareholders from receiving benefits under the Rights Plan; and the timing and/or ultimate outcome of the SEC investigation. None of the foregoing are guarantees or assurances of future outcomes or results and all are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described above and in our filings with the Securities and Exchange Commission, particularly those described in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Forward-looking statements in this press release speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.